File No. 333-17255
                                           Rule 497(e)

                 LIBERTY-STEIN ROE ADVISOR TRUST
        Stein Roe Advisor Growth & Income Fund, Class K

        Supplement to Prospectus dated February 2, 1999

     The Board of Trustees of Liberty-Stein Roe Advisor Trust voted on November 2, 1999, to liquidate Stein Roe Advisor Growth & Income Fund, Class K (the "Fund"). The Board directed that sales of Fund shares be suspended as of November 5, 1999, and that the Fund be liquidated on November 30, 1999, or before that time if all shareholders have redeemed their interests in the Fund. In the case of shares held in qualified retirement plans for which Stein Roe does receive transfer instructions by the liquidation date, Stein Roe will transfer such shares to Stein Roe Cash Reserves Fund.

     The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, it would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders-they may have higher expense ratios and less investment flexibility and, consequently, lower returns over the long term.


            This Supplement is dated November 4, 1999